EQUITY ANALYSTS INC.
                         REGISTERED INVESTMENT ADVISORS




                           ANALYSTS INVESTMENT TRUST

                               SEMI-ANNUAL REPORT

                                January 31, 1997



                              ANALYSTS STOCK FUND
                           ANALYSTS FIXED INCOME FUND

                           ANALYSTS INVESTMENT TRUST
                               SEMI-ANNUAL REPORT

                              ANALYSTS STOCK FUND
                           ANALYSTS FIXED INCOME FUND


                                    CONTENTS

                                                                        Page

Message from the Fund President/Portfolio Manager                         2

Performance Summary                                                       3

Analysts Stock Fund Schedule of Investments in Securities                 5

Analysts Fixed Income Fund Schedule of Investments in Securities          9

Statement of Assets and Liabilities                                      12

Statement of Operations                                                  13

Statement of Changes in Net Assets                                       14

Financial Highlights                                                     15

Notes to Financial Statements                                            16

Trustees and Officers                                                    20

               MESSAGE FROM THE FUND PRESIDENT/PORTFOLIO MANAGER


ANALYSTS STOCK FUND

     This report covers the period 8/1/96 through 1/31/97. The total return of the Stock Fund from August 1, 1996 through January 31, 1997 was 15.37%. This compares to a 9.62% rate of return for the Dow Jones World-Global Index (DJWG). Since inception of the Analysts Stock Fund (August 25, 1993), the average annual total return of the Analysts Stock Fund is 13.77% verses 8.79% for the DJWG.


     The semi-annual total return of the Analysts Stock Fund is higher than the DJWG for several reasons. The Analysts Stock Fund has a slightly larger percentage of U.S stocks than the DJWG and during this period the U.S. stock markets outperformed the international markets. The Analysts Stock Fund has a lower allocation to Japanese stocks which during this period underperformed the rest of the world stock markets. The Analysts Stock Fund has also allocated more of its portfolio to sectors such as telecommunications which have outperformed other sectors that are more heavily weighted in the DJWG. The strategy of the Analysts Stock Fund is to diversify between Large Capitalization, Small Capitalization, International, Real Estate Investment Trusts and Natural Resources Stocks. My research indicates that an allocation between these broad groups will provide the lowest possible volatility for a portfolio of stocks while still keeping stock market performance.

     Interest rates and the growth of the world economy will be major factors in the performance of the stock markets. U.S. interest rates declined from May 1996 through November 1996 and then rose slightly through the end of January 1997. The declining interest rates helped the performance of the U.S. stock markets. The U.S. stock markets have had an unprecedented six straight positive performance years. This has been fueled by a growing economy with low inflation. The rest of 1997 should see an increase in volatility with some consolidation in the stock markets as corporate profits catch up to stock prices. The international markets, especially the developing countries, appear poised for rapid growth. As the world integrates its economies and countries are able to exploit their comparative trade advantages and attract foreign investment, stock markets should perform well.


ANALYSTS FIXED INCOME FUND

     The total return of the Fixed Income Fund for the period 8/1/96 through 1/31/97 was 6.13%. This compares to a 4.04% rate of return for the Lehman Intermediate T-Bond Index (LITB) over the dame period. Since inception of the Analysts Fixed Income Fund (August 25, 1993), the average annual return of the Analysts Fixed Income Fund was 3.86% verses 4.94% for the Lehman Intermediate T-Bond Index.


     The Analysts Fixed Income Fund is diversified between Government Bonds, Corporate Bonds, Mortgage Backed Securities, Preferred Stocks, Global Bond Funds and Real Estate Investment Trust. Our strategy is to remain broadly diversified to reduce our exposure in any one area and reduce our volatility. During 1996 U.S. interest rates declined from May 1996 through November 1996 and then rose slightly through the end of January 1997. The declining interest rates helped the performance of the U.S. fixed income markets. The Analysts Fixed Income Fund has outperformed the LITB over the last six months due to our diversification and allocation to international and real estate investment trust sectors. I believe that the most appropriate average maturity for our bond portfolio is approximately 10 years. If the average maturity is too long then the volatility will be too high for my outlook on interest rate movements. If the average maturity is too low then the yield on our portfolio will be too low


     Recently there has been concern that the Fed may have to raise short term interest rates to combat a possible increase in the rate of future inflation. The Fed will probably raise short term interest rates later on in 1997 but I believe that this action is already reflected in the markets. The economy has struck a balance between growth and the government attempts to reduce fiscal spending. The economy has had growth with low inflation for several years now along with strong growth in corporate profits. Another balancing factor has been corporations downsizing to remain competitive. These factors have balanced the growth and low unemployment to keep prices stable. If the government can continue to reduce the deficit, the U.S. long term interest rates should not rise significantly for the rest of 1997.


Lee Manzler
President and Portfolio Manager
March 18, 1997

PERFORMANCE SUMMARY

ANALYSTS STOCK FUND
Growth of $10,000 Investment

Average Annual Total Return For the Period Ending 1/31/97
Since Inception: 13.77%

Total Return for the Period 8/1/96 through 1/31/97:  15.37%


[GRAPH HERE]

This graph depicts the performance of the Fund against its benchmark.
At 1/31/97 the growth of a $10,000 investment in the Fund was $15,582 versus $13,359 for the Dow Jones World Index.

PERFORMANCE SUMMARY

ANALYSTS FIXED INCOME FUND
Growth of $10,000 Investment

Average Annual Total Return For the Period Ending 1/31/97
Since Inception: 3.86%

Total Return for the Period 8/1/96 through 1/31/97:  6.13%


[GRAPH HERE]

This graph depicts the performance of the Fund against its benchmark.
At 1/31/97 the growth of a $10,000 investment in the Fund was $11,513 versus $11,865 for the Lehman Intermediate T-Bond Index.

ANALYSTS INVESTMENT TRUST
ANALYSTS STOCK FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
January 31, 1997

Common stock:  92.6%

Large Capitalization U.S. Stocks:  35.7%

 Shares                                       Market Value
-----------------------------------------------------------

   2,000    Advanced Micro Devices*              $ 70,000
     556    Allstate Corporation                   36,557
     550    Ameritech Corporation                  32,863
   1,100    Banc One Corporation                   49,913
     550    Bell Atlantic Corporation              36,988
     826    Bell South Corporation                 36,654
     800    Briggs & Stratton Corporation          36,100
   4,000    Centerior Energy                       43,000
     660    Chevron Corporation                    43,807
     814    Chrysler Corporation                   28,388
     584    Cincinnati Financial Corporation       36,500
     850    Cinergy Corporation                    29,325
   1,000    CIPSCO Inc.                            36,125
     500    Compaq Computer Corporation*           43,437
   1,000    Computer Associates Intl.              45,375
     550    Du Pont EI De Nemours                  60,294
     450    Eastman Kodak Company                  39,037
   1,000    Entergy                                26,875
     400    Exxon Corporation                      41,450
     998    Ford Motor Corporation                 32,061
     550    General Electric Corporation           56,650
     400    Intel Corporation                      64,900
     600    J.P. Morgan                            61,800
   1,500    Micron Technology                      52,125
   1,000    Microsoft                             102,000
   1,000    National Fuel Gas                      42,250
   1,250    Nynex Corporation                      63,281
     900    PNC Bank                               35,775
   1,500    Potomac Electric Power                 37,125
     950    RJR Nabisco Holdings                   31,113
   2,000    S&P 500 Depository Trust              156,813
     600    Sears, Roebuck & Company               28,800
   2,100    Star Banc Corporation                  77,175
     405    Texaco, Inc.                           42,879
   1,440    Woolworth Corporation*                 29,340
                                              -----------

            Total (Cost:  $1,201,138)         $ 1,686,774


                                     - 5 -




ANALYSTS INVESTMENT TRUST
ANALYSTS STOCK FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
January 31, 1997


Small/Medium Capitalization U.S. Stocks:  14.5%

 Shares                                       Market Value
-----------------------------------------------------------

   2,200    Airborne Freight Corporation         $ 58,850
     700    Ameron, Inc.                           34,738
   1,250    Aquarion Company                       35,000
   1,000    Arvin Industries                       24,125
   1,500    Connecticut Energy                     34,313
     950    Essex County Gas                       24,225
   3,000    Fansteel, Inc.                         20,625
   3,000    Gibson Greetings, Inc.*                55,500
   4,000    Handleman Company                      32,000
   1,900    Marsh Supermarkets Inc. Class B        26,600
   1,250    Nash Finch Company                     26,250
   1,300    Provident Life & Accident Class B      63,863
   1,000    S&P 400 Deposit Receipts               51,750
   1,400    Sea Containers Ltd Class A             24,325
   2,750    Sport Supply Group, Inc.               14,438
     750    Standard Federal Bank                  43,031
   1,500    Standard Motor Products                21,000
   1,000    Waban, Inc.*                           27,125
   2,250    Wynns International                    45,563
   1,200    Yellow Corporation*                    20,550
                                              -----------
           Total (Cost:  $528,639)              $ 683,869


Foreign Stocks:  32.3%

     600    Akzo NV ADR                          $ 42,225
   2,600    Alcatel Alsthom                        53,625
   2,000    Anangel-American Shipholding ADR       17,250
   2,454    BAT Industries PLC ADR                 38,957
   1,400    Brazil Fund, Inc.                      32,725
   1,200    British Gas ADR                        42,900
   1,300    British Steel ADR                      31,363


                                     - 6 -




ANALYSTS INVESTMENT TRUST
ANALYSTS STOCK FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
January 31, 1997

Foreign Stocks (continued):

 Shares                                       Market Value
-----------------------------------------------------------

   3,000    BT Shipping LTD. ADR*                $ 10,125
     900    Buenos Aires Embotella ADR              3,600
   1,050    Cadbury Schwepps PLC ADR               32,419
  28,000    Cifra S A De C V ADR                   38,240
   1,300    Compania Cervecerias Unida ADR         21,613
   1,250    CRH PLC ADR                            64,062
   3,400    Emerging Germany Fund                  27,200
   1,600    Ericsson L M Tel. Company ADR          53,875
   1,850    Europe Fund, Inc.                      30,756
   3,150    First Australia Fund, Inc.             27,562
   1,500    First Philippine Fund                  24,563
   1,700    Hong Kong Telecommunications ADR       29,325
     200    Ito Yakado LTD ADR                     36,750
   2,866    Japan Equity Fund, Inc.                26,869
   2,400    KLM Royal Dutch Airlines ADR           72,000
   1,050    Koninklijke Ahold N V ADR              64,575
   2,600    Makita Corporation                     34,125
     300    Matsushita Electric                    44,550
     800    NEC Corp. ADR                          47,000
     500    Philippine Long Distance Tel. ADR      29,687
     700    Polygram N V ADR                       30,975
     300    Royal Dutch                            52,050
   1,900    SKF AB ADR                             43,700
     800    Sony Corp. ADR                         53,900
     900    TDK Corp. ADR                          54,900
   2,200    Tele Danmark                           65,175
     400    Telecom Corp. New Zealand ADR          32,350
     900    Telefonos De Mexico ADR                33,862
   1,000    Templeton World China Fund             13,000
     700    Tokio Marine & Fire Insurance ADR      32,025
   1,350    United Newspapers Pub. ADR             30,375
   1,100    Vodafone Group PLC ADR                 47,300
   1,400    WPP Group PLC ADR                      54,775
                                             ------------
            Total (Cost:  $1,355,372)         $ 1,522,328


                                     - 7 -





ANALYSTS INVESTMENT TRUST
ANALYSTS STOCK FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
January 31, 1997

Real Estate Stocks:  7.9%

 Shares                                       Market Value
-----------------------------------------------------------

   1,450    American Health Properties           $ 37,700
   1,500    Carr Realty Corporation                43,687
   2,800    Commercial Net Lease                   44,450
   1,500    First Industrial Realty                43,500
   2,100    Health & Retirement Properties Trust   39,900
   1,500    New Plan Realty Trust                  35,813
   1,186    Omega Healthcare Investors             37,359
   3,500    Property Capital Trust                 29,312
   1,000    Resource Mtg. Capital, Inc.            27,625
   1,250    Simon Property Group Inc.              36,562
                                               ----------
            Total (Cost:  $318,386)             $ 373,146

Mining/Precious Metals Stocks:  2.2%

   1,300    Barrick Gold Resources               $ 37,700
     900    Asarco                                 24,750
   1,500    Pegasus Gold*                          11,438
     400    Phelps Dodge Corporation               27,950
                                               ----------
            Total (Cost:  $96,455)              $ 101,838
                                               ----------

Total Common Stock (Cost:  $3,499,990)        $ 4,367,955

Repurchase Agreements:  6.7%

  Face
---------

 319,000    4.7% Star Bank Repurchase Agreement,
               issued January 28, 1997 due
               February 4, 1997, collateralized
               by $1,130,000 GNMA Pool #8359,
               6.5%; due January 20, 2024.      $ 319,000
                                               ----------

Total Investment at Market Value
   (Cost:  $3,818,990)               99.3%    $ 4,686,955
All Other Assets less Liabilities      .7%         31,850
                                              -----------
Net Assets                            100%    $ 4,718,805
                                              ===========

* Non-dividend paying investment.

ANALYSTS INVESTMENT TRUST
ANALYSTS FIXED INCOME FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
January 31, 1997

Common Stock:  21.8%

Real Estate Investment Trusts:  15.2%

 Shares                                                           Market Value
------------------------------------------------------------------------------

     2,050   American Health Properties                               $ 53,300
     4,000   Berkshire Realty, Inc.                                     41,500
     1,400   Carr Realty Corporation                                    40,775
     3,580   Commercial Net Lease                                       56,833
     1,700   First Industrial Realty                                    49,300
     2,350   Health & Retirement Properties Trust                       44,650
     1,500   Hospitality Properties Trust                               46,500
     2,600   Kranzco Realty                                             42,250
     1,489   Omega Healthcare Investors                                 46,903
     2,100   Resource Mortgage Capital, Inc.                            58,013
     1,650   Simon Property Group Inc.                                  48,262
                                                                    ----------
             Total (Cost $472,887)                                   $ 528,286


Closed End Mutual Funds:  6.6%

     5,000   Duff & Phelps Bond Income Fund                           $ 66,250
     5,400   Kleinwort Benson Australian Income Fund                    47,925
     7,800   Putnam Premier Income Fund                                 61,425
     4,200   Templeton Emerging Markets Income Fund                     52,500
                                                                    ----------
             Total (Cost:  $231,494)                                 $ 228,100

Total Common Stock (Cost:  $704,381)                                 $ 756,386

Preferred Stocks:  6.4%

     2,000   Carolina Power & Light Company                           $ 52,000
     2,000   Consolidated Edison                                        49,000
       700   Environmental Systems Company                              10,850
       300   James River Corporation                                     7,575
     2,000   Travelers Trust                                            49,750
     2,000   Unum Corp. MIDS                                            52,000
                                                                    ----------
             Total Preferred Stock (Cost:  $220,708)                 $ 221,175


                                     - 9 -





ANALYSTS INVESTMENT TRUST
ANALYSTS FIXED INCOME FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
January 31, 1997


Corporate Bonds:  25.9%

 Face                                                            Market Value
------------------------------------------------------------------------------

     3,000   AMR Corp. 8.1%, 11/1/98                                   $ 3,086
    30,000   Merrill Lynch 7.75%, 3/1/99                                30,839
     4,000   RJR Nabisco Inc. 8.3%, 4/15/99                              4,080
    35,000   Texaco Capital Corp. 9.0%, 12/15/99                        37,372
    50,000   DuPont E I De Nemours & Company 9.15%, 4/15/00             53,947
    46,000   Household Financial 9.625%, 7/15/00                        50,254
     4,000   American Telephone & Telegraph 6.0%, 8/1/00                 3,940
     5,000   First Chicago Corp. 11.25%, 2/20/01                         5,783
     5,000   Bankamerica Corp. 8.375%, 3/15/02                           5,335
   100,000   Kentucky Power 6.65%, 5/1/03                              100,120
    10,000   General Motors Corp. 8.875%, 5/15/03                       11,005
    10,000   Consolidated Natural Gas Company 5.75%, 8/1/03              9,485
    50,000   New York Telephone Company 5.625%, 11/1/03                 47,038
    50,000   American Telephone & Telegraph Company 6.75%, 4/1/04       49,938
    50,000   Nationsbank Corp. 7.75%, 8/15/04                           51,959
    10,000   Southwestern Bell 5.75%, 9/1/04                             9,266
    50,000   Pacific Bell Telephone Company 6.25%, 3/1/05               46,847
    50,000   U.S. West Communications 6.125%, 11/15/05                  47,362
    30,000   Chemical Banking Corp. 7.5%, 5/15/10                       29,595
    40,000   GE Capital Corp Step-Up 7.0%, 10/18/10                     39,399
    50,000   Coca-Cola Enterprises 7.0%, 12/01/10                       47,836
    50,000   Citicorp 7.0%, 12/15/10                                    47,983
    50,000   J.P. Morgan 6.610%, 12/15/10                               47,142
    50,000   GE Capital Corp. Step-Up 7.0%, 3/18/11                     48,516
    10,000   Caterpillar Inc. Del. 9.375, 8/15/11                       12,085
    50,000   Aetna Life & Cas Company 6.750%, 9/15/13                   46,591
    10,000   International Business Machines 8.375%, 11/1/19            11,050
                                                                    ----------
             Total Corporate Bonds (Cost:  $895,326)                 $ 898,881



                                     - 10 -




ANALYSTS INVESTMENT TRUST
ANALYSTS FIXED INCOME FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
January 31, 1997


U.S. Government Obligations:  34.2%

 Face                                                            Market Value
------------------------------------------------------------------------------

    50,000   Tennessee Valley Authority 6.875%, 1/15/02               $ 50,327
    50,000   FNMA 6.320%, 7/28/03                                       48,676
    20,000   FNMA 6.420%, 2/25/04                                       19,490
    20,000   Federal Home Loan Bank 8.080%, 8/27/10                     19,916
    50,000   Federal Home Loan Bank 7.5%, 11/15/10                      49,206
 1,000,000   United States Treasury Notes 6.5%, 10/15/06               999,062
                                                                  ------------
             Total U.S. Government Obligations
                (Cost:  $1,188,938)                                $ 1,186,766

Mortgage Backed Obligations:  4.7%

     4,115   Paine Webber CMO Trust Series 1988-I, 8.6%, 4/1/18        $ 4,248
     4,334   Collaterized Mortgage Securities 1991-3I, 8.55%, 8/20/20    4,401
    12,000   FHLMC REMIC 1991 Trust 1177 Class I, 6.95%, 1/15/21        11,934
    15,000   FNMA REMIC Series 93-1601, 6.5%, 7/25/22                   13,504
    12,000   FNMA REMIC 1992 Trust G-53 Class J, 7.0%, 9/25/22          11,258
    18,000   FHLMC 1993 Trust 1462 Class D, 7.5%, 11/15/22              16,672
    12,000   FNMA 1993 Trust 122 Class L, 6.5%, 1/25/23                 10,830
    20,000   FNMA REMIC 1993 Trust G 10 Class J, 5.0%, 3/25/23          15,402
    20,000   FHLMC REMIC 1993 Trust 1497 Class Q, 7.0%, 4/15/23         18,327
    20,000   FHLMC REMIC 1993 Trust 1602 Class BB 6.1%, 4/15/23         18,031
    12,000   FHLMC REMIC 1993 Trust 1503 Class H, 7.0%, 5/15/23         10,888
    12,000   FNMA REMIC 1993 Trust 50 Class L, 7.0%, 5/25/23            11,315
     4,000   FHLMC REMIC 1993 Trust G13 Class D, 6.75%, 6/25/23          3,759
    12,000   Ray Ellison Mac Series 92-H Class I, 7.1%, 12/31/23        11,460
                                                                  ------------
             Total Mortgage Backed (Cost:  $178,541)                 $ 162,030

Repurchase Agreements:  5.2%
   181,000   4.7% Star Bank Repurchase Agreement, issued
               January 28, 1997, due February 4, 1997,
               collateralized by $1,130,000 GNMA Pool #8359,
               6.5%; due January 20, 2024.                           $ 181,000
                                                                  ------------

Total Investment at Market Value (Cost:  $3,368,894)   98.2%       $ 3,406,239
All Other Assets less Liabilities                       1.8%            64,613
                                                                  ------------

Net Assets                                              100%       $ 3,470,852
                                                                  ============


ANALYSTS INVESTMENT TRUST
STATEMENT OF ASSETS AND LIABILITIES
January 31, 1997
(Unaudited)

                                                                     Fixed
                                                   Stock Fund      Income Fund
                                                   -----------     -----------

ASSETS

Investment securities, at value
     Unaffiliated Issuers                          $ 4,367,955     $ 3,225,238
     Repurchase Agreements                             319,000         181,000
                                                   -----------     -----------
                                                     4,686,955       3,406,238

Receivable for investment securities sold                1,415             140
Dividends and interest receivable                        6,526          43,078
Cash                                                    31,754          25,837
                                                   -----------     -----------
Total Assets                                         4,726,650       3,475,293
                                                   -----------     -----------

LIABILITIES

Management fee payable                                   7,845           4,441
                                                   -----------     -----------
Total Liabilities                                        7,845           4,441
                                                   -----------     -----------
NET ASSETS                                         $ 4,718,805     $ 3,470,852
                                                   ===========     ===========

Net assets consist of:

Capital shares                                     $ 3,837,192     $ 3,452,210
Accumulated undistributed net investment income             44          14,596
Accumulated net realized gains (losses)
        from securities transactions                    13,604         (33,299)
Net unrealized appreciation (depreciation)
     on investments                                    867,965          37,345
                                                   -----------     -----------
NET ASSETS                                         $ 4,718,805     $ 3,470,852
                                                   ===========     ===========

Net asset value, offering price, and
     redemption price per share                       $  20.79        $  14.06
                                                   ===========     ===========
Fund shares outstanding                                226,923         246,887
                                                   ===========     ===========

ANALYSTS INVESTMENT TRUST
STATEMENT OF OPERATIONS
Six Months ended January 31, 1997
(Unaudited)

                                                                     Fixed
                                                   Stock Fund      Income Fund
                                                   -----------     -----------

INVESTMENT INCOME:

Dividends                                             $ 56,020     $    33,515
Interest                                                 9,799          71,342
                                                   -----------     -----------
Total Investment Income                                 65,819         104,857

EXPENSES:

Management Fee                                          42,568          22,603
                                                   -----------     -----------
NET INVESTMENT INCOME                                   23,251          82,254

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

Net realized gains (losses) from security
     transactions                                       31,065            (675)
Net change in net unrealized appreciation
     (depreciation) on investments                     552,061          93,312
                                                   -----------     -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
        ON INVESTMENTS                                 583,126          92,637
                                                   -----------     -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS           $ 606,377       $ 174,891
                                                   ===========     ===========

ANALYSTS INVESTMENT TRUST
STATEMENT OF CHANGES IN NET ASSETS
Six Months ended 1/31/97
Years ended 7/31/96 & 7/31/95

                                                            Stock Fund                                 Fixed Income Fund
                                              --------------------------------------       ---------------------------------------
                                              01/31/97           1996           1995       01/31/97           1996           1995
FROM OPERATIONS:

Net investment income                          $23,251        $59,413        $30,970        $82,254       $105,198        $73,306
Net realized gains (losses) from
     securities transactions                   $31,065        $25,122        $60,118          ($675)            $0        ($9,397)
Net realized gains from covered call
     option transactions                            $0             $0         $6,016             $0             $0             $0
Net change in unrealized appreciation
     (depreciation) on investments            $552,061       $108,455       $216,927        $93,312        ($1,075)       $36,231
                                              --------       --------       --------       --------       --------       --------

Net increase (decrease) in net assets
     from operations                          $606,377       $192,990       $314,031       $174,891       $104,123       $100,140

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                     $31,348        $53,510        $34,771        $80,514       $100,346        $72,527
From capital gains                             $29,458        $75,004             $0             $0        $16,114             $0
                                              --------       --------       --------       --------       --------       --------


Decrease in net assets from distributions
     to shareholders                           $60,806       $128,514        $34,771        $80,514       $116,460        $72,527

FROM FUND SHARE TRANSACTIONS:

Proceeds form shares sold                   $1,037,745     $1,347,445       $931,945     $1,384,208     $1,041,702       $738,491
Net asset value of shares issued in reinvest-
     ment of distributions to shareholders     $60,805       $128,415        $34,750        $71,140        $86,046        $63,505
Payment for shares redeemed                  ($567,808)     ($447,334)     ($764,831)     ($398,096)     ($273,154)     ($431,283)
                                              --------       --------       --------       --------       --------       --------

Net increase from fund share transactions     $530,742     $1,028,526       $201,864     $1,057,252       $854,594       $370,713
                                              --------     ----------       --------     ----------       --------       --------

NET INCREASE IN NET ASSETS:                 $1,076,313     $1,093,002       $481,124     $1,151,629       $842,257       $398,326

NET ASSETS:
Beginning of period                         $3,642,492     $2,549,490     $2,068,366     $2,319,223     $1,476,966     $1,078,640
End of period                               $4,718,805     $3,642,492     $2,549,490     $3,470,852     $2,319,223     $1,476,966

Accumulated undistributed net
     investment income                             $44         $8,141         $2,239        $14,596        $12,857         $8,004



ANALYSTS INVESTMENT TRUST
For a Share Outstanding
for the Six Months ending 1/31/97,
for the Years ending 7/31/95 & 7/31/96 & for the Period from 8/25/93 (Inception) to 7/31/94
(Unaudited)

                                                                              Stock Fund

                                                        01/31/97       07/31/96       07/31/95       07/31/94
Net asset value beginning of period                       $18.28         $17.87         $15.79         $14.46
Income from investment operations:
     Net investment income                                  0.11           0.34           0.24           0.19
     Net realized and unrealized gains on securities        2.68           0.81           2.11           1.24
Total from investment operations                            2.79           1.15           2.35           1.43

Less distributions:
     Dividends from net investment income                  (0.15)         (0.31)         (0.27)         (0.10)
     Capital gains distributions                           (0.13)         (0.43)
Total Distributions                                        (0.28)         (0.74)         (0.27)         (0.10)

Net asset value, end of period                            $20.79         $18.28         $17.87         $15.79

Total return*                                              30.74%          6.84%         15.01%         10.70%

Ratios, supplemental data:
Net assets, end of period (thousands)                     $4,719         $3,642         $2,549         $2,068
Ratio of expenses to average net assets                     2.00%          2.00%          2.00%          2.00%
Ratio of net investment income to average net assets        0.56%          1.89%          1.45%          1.18%
Portfolio turnover rate                                     3.27%          6.19%         32.02%          4.52%
Average commission paid                                    0.066         $0.086




                                                                         Fixed Income Fund

                                                        01/31/97       07/31/96       07/31/95       07/31/94
Net asset value beginning of period                       $13.62         $13.57         $13.38         $14.74
Income from investment operations:
     Net investment income                                  0.38           0.78           0.80           0.77
     Net realized and unrealized gains on securities        0.43           0.01           0.18          (1.63)
Total from investment operations                            0.81           0.79           0.98          (0.86)

Less distributions:
     Dividends from net investment income                  (0.37)         (0.74)         (0.79)         (0.50)
     Capital gains distributions                           (0.13)         (0.43)
Total Distributions                                        (0.37)         (0.74)         (0.79)         (0.50)

Net asset value, end of period                            $14.06         $13.62         $13.57         $13.38

Total return*                                              12.26%          5.84%          7.61%         -6.20%

Ratios, supplemental data:
Net assets, end of period (thousands)                     $3,471         $2,319         $1,477         $1,079
Ratio of expenses to average net assets                     1.50%          1.50%          1.50%          1.50%
Ratio of net investment income to average net assets        2.77%          5.65%          6.03%          5.57%
Portfolio turnover rate                                     0.25%         22.34%         18.01%         22.67%
Average commission paid                                    $0.062         $0.082

*Annualized



                 See accompanying notes to financial statements

ANALYSTS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS


(1)  SIGNIFICANT ACCOUNTING POLICIES

Analysts Investment Trust (AIT) is registered under the Investment Advisor
Act of 1940, as amended, as a no-load, diversified, open end management investment company. AIT was established as an Ohio Business Trust under a Declaration of Trust dated May 28, 1993. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Analysts Stock Fund (ASF) and the Analysts Fixed Income Fund (AFI) (The Funds). The following is a summary of the significant accounting policies of AIT:

Securities Valuation: Equity securities, options and commodities listed on exchanges or on the NASDAQ are valued at the last sale price as of the close of business on the day the securities are being valued. Lacking a last sale price, a security is generally valued at its last bid price, except when, in Equity Analysts Inc.'s (The Advisor) opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Trust's Board of Trustees. Fixed income securities (including mortgage related and asset backed and receivable backed securities) may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review by the Trust's Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Repurchase agreements are valued at cost which approximates market. It is the policy of the Funds that their custodian take possession of the underlying collateral securities. Collateral is marked to market daily to ensure that the market value of the underlying assets equals or exceeds the value of the seller's repurchase obligation. In the event of a bankruptcy or another default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses. The loss would equal the amount by which the carrying value of the repurchase agreement(s) exceeded the proceeds received in liquidation of the underlying collateral securities. To minimize the possibility of loss, the Funds enter into repurchase agreements only with institutions deemed to be creditworthy by the Advisor, including banks that serve as custodian for the Funds, banks having assets in excess of $1 billion of primary government securities dealers.

ANALYSTS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS


(1)  SIGNIFICANT ACCOUNTING POLICIES (continued)

Options Accounting Principles: When a put or call option is written, an amount equal to the premium received is recorded as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written at which time an unrealized gain or loss is recognized. The current market value of a traded option contract is the last sale price or, in the absence of a last sale price, the mean between the last bid and ask price, or in the absence of either of these two prices, fair value as determined in good faith by the Board of Trustees. When a written option contract expires or is terminated (closing purchase transaction), a realized gain (or realized loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) is recorded without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised by the holder, a gain or loss from the underlying security is realized and the proceeds from such a sale are increased by the premium originally received. When a put or call option is written, the Fund must maintain a margin account with its custodian or the broker with a maintenance margin determined on a daily basis as the value of the underlying security, commodity or currency fluctuates.

Share Valuation: The net asset value per share is calculated daily by dividing the total value of each Fund's investments and other assets, less liabilities, by the total number of shares outstanding.

Investment Income and Distributions to Shareholders: Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions to shareholders arising from net investment income are declared and it is the intention that such distributions be paid quarterly. Net realized capital gains, if any, are distributed to shareholders at least once per year.

Security Transactions: Security transactions are accounted for on a trade date basis, which is the date the order to buy or sell is executed. Securities sold are valued on a specific identification basis.

Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires the Advisor to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. The Advisor believes that the estimates utilized in preparing these financial statements are reasonable and prudent. Actual results could differ from these estimates.

ANALYSTS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS


(1)  SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Income Taxes: It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is made. In order to avoid imposition of the excise tax created by the Tax Reform Act of 1986 as amended by the Revenue Act of 1987, it is each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its realized capital gains (earned during the twelve months ended October 31 of the calendar year) plus undistributed amounts from prior years.


(2)  INVESTMENT TRANSACTIONS

Investment transactions are as follows for the six months ended
January 31, 1997:

                                         Analysts Stock Fund     Analysts Fixed Income Fund
                                        ----------------------------------------------------
Purchase of investment securities              $ 916,914                  $ 1,296,358
Proceeds from sales and maturities
     of investment securities                    126,567                            0

The table above includes U.S. Government Securities purchased and sold by Analysts Fixed Income Fund amounting to $998,594 and $0, respectively. There were no purchases or sales of U.S. Government Securities by the Analysts Stock Fund during the year.


(3)  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     The President and Treasurer, and the Vice President and Secretary of the Trust are shareholders and employees of the Advisor, registered investment advisor to the Trust. In addition, each of these individuals are shareholders of the Funds. AIT's investments are managed by the Advisor under the terms of a Management Agreement. Under the Management Agreement, the Advisor pays all of the expenses of the Funds except brokerage, taxes, interest and extraordinary expenses. As compensation for investment advisory services and agreement to pay the above Fund expenses, each Fund pays the Advisor a fee computed and accrued daily and paid monthly. The fee for ASF is computed at an annual average rate of 2% of average daily net assets of ASF up to and including $20 million, 1.75% of such assets from $20 million up to and including $40 million, 1.5% of such assets from $40 million up to and including $100 million, and .75% of such assets above $100 million. The fee for AFI is computed at an annual rate of 1.5% of average daily net assets of AFI up to and including $20 million, 1.25% of such assets from $20 million up to and including $40 million, 1% of such assets from $40 million up to and including $100 million and .75% of such assets above $100 million.

ANALYSTS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS


(4)  FUND SHARE TRANSACTIONS

Proceeds and payments on shares of the Funds as shown in the Statement of Changes in Net Assets are the result of the following share transactions:

                                    Analysts Stock Fund     Analysts Fixed Income Fund
                                   ----------------------------------------------------
Shares sold                                53,136                      99,798
Shares issued in reinvestment of
     distributions                          3,068                       5,115
                                        --------------------------------------
Totals                                     56,204                     104,913
Less shares redeemed                       28,555                      28,353
                                        --------------------------------------
Net increase in shares outstanding         27,649                      76,560
Shares at beginning of year               199,273                     170,327
                                        --------------------------------------
Shares at end of year                     226,922                     246,887
                                        ======================================


(5)  FINANCIAL INSTRUMENT DISCLOSURE

There are no reportable Financial instruments which have any off-balance sheet risk in either of the Funds as of January 31, 1997.


(6)  SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of investments owned at January
31, 1997 was the same as identified cost. At January 31, 1997, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                     Appreciation    Depreciation      Net
                     -------------------------------------------
Stock Fund           $ 1,008,848     $ (140,883)       $ 867,965
Fixed Income Fund         90,355        (53,010)          37,345

TRUSTEES AND OFFICERS


David Lee Manzler Jr.           President, Treasurer & Trustee

David L. Manzler Sr.            Vice President, Secretary & Trustee

Walter E. Bowles, III           Trustee

Robert W. Buechner              Trustee

David J. Orth                   Trustee

Anthony J. Schement             Trustee

_____________________________________________________________________________

Investment Advisor
Equity Analysts Inc.
9200 Montgomery Road
Suite 13A
Cincinnati, OH 45242


Custodian
Star Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202


Auditors
Berge & Company
20 West 9th Street
Cincinnati, OH 45202

_____________________________________________________________________________

Equity Analysts Inc.
Registered Investment Advisors

9200 Montgomery Road
Suite 13A
Cincinnati, OH 45242
513-984-3377
513-984-2411